UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

AMENDMENT NUMBER ONE TO
FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  March 13, 2012
------------------------------------------------------------------------

CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

CHDT Corporation (“CHDT”) issued a press release on financial results for the fiscal year ended December 31, 2011.  CHDT also conducted a Webcast and teleconference conference call on these results on March 13, 2012.   Attached to this Amendment Number One to the Report is the transcript for the Webcast-Teleconference Call.

The information presented in Item 7.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit Number	Exhibit Description

99.2	Webcast/Teleconference Call Script on CHDT Corporation discussion of financial results for fiscal year ended December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION, A FLORIDA CORPORATION

Date:   March 15, 2012

By: /s/ Gerry McClinton
Gerry McClinton, Chief Financial Officer and Chief Operating Officer